UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

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CORNING INCORPORATED
(Exact name of registrant as specified in charter)

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New York	1-3247	16-0393470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 974-9000

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered

Common Stock, $.50 par value per share	GLW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Corning Incorporated (the "Company") held its Annual Meeting of Stockholders on April 28, 2022. Of the 845,646,081 shares outstanding and entitled to vote (as of the February 28, 2022, record date), 725,726,860 shares were represented at the meeting, or an 85.81% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1. Election of Directors. Elected the following 15 individuals to the Board of Directors (the "Board") of the Company to serve as directors until the Annual Meeting of Stockholders in 2023 and until their successors have been duly elected and qualified:

				Broker
Name	Votes For	Votes Against	Abstain	Non-Votes
Donald W. Blair	629,449,997	4,730,174	943,139	90,603,550
Leslie A. Brun	621,142,395	13,095,420	885,495	90,603,550
Stephanie A. Burns	627,674,431	6,646,660	802,219	90,603,550
Richard T. Clark	610,939,166	23,259,567	924,577	90,603,550
Pamela J. Craig	626,787,776	7,469,058	866,476	90,603,550
Robert F. Cummings, Jr.	615,655,520	18,537,173	930,617	90,603,550
Roger W. Ferguson, Jr.	612,239,637	21,968,459	915,214	90,603,550
Deborah A. Henretta	628,821,757	5,451,567	849,986	90,603,550
Daniel P. Huttenlocher	630,939,860	3,203,984	979,466	90,603,550
Kurt M. Landgraf	602,991,125	31,167,356	964,829	90,603,550
Kevin J. Martin	621,512,992	12,669,824	940,494	90,603,550
Deborah D. Rieman	598,245,994	36,042,484	834,832	90,603,550
Hansel E. Tookes II	579,351,824	44,588,855	11,182,631	90,603,550
Wendell P. Weeks	609,948,159	24,011,785	1,163,366	90,603,550
Mark S. Wrighton	626,306,050	7,845,820	971,440	90,603,550

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay): Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in our 2022 proxy statement.

			Broker
Votes For	Votes Against	Abstain	Non-Votes
566,740,759	65,980,212	2,402,339	90,603,550

Proposal 3. Ratification of the Appointment Independent Registered Public Accounting Firm: Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2022.

			Broker
Votes For	Votes Against	Abstain	Non-Votes
696,937,031	27,875,781	914,048	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

	By:	/s/ Linda E. Jolly
	Name:	Linda E. Jolly
	Title:	Vice President and Corporate Secretary
Date: April 29, 2022